Exhibit 99.1

Investor Presentation First Quarter 2020

2 Table of Contents I believe our niche strategy, exclusive distribution arrangements, and careful exposure management will leave us well - positioned for profitable growth exiting 2020. Larry Hannon, CEO & President 03 Summary Information 04 The ProSight Story 08 Business Execution 17 Balance Sheet Highlights 21 Appendix

3 Summary Information 1 Adjusted operating ROE is a non - GAAP measure. See Appendix for reconciliation of net income to adjusted operating income. 2 Combined Ratio, Loss and LAE Ratio (“LR”) and Expense Ratio (“ER”) shown on an adjusted basis, excluding the impact of WAQS. See Appendix slide 27 for reconciliation of referenced non - GAAP measures. 3 As of March 31, 2020 and excludes other. Other for 1Q 2020 (TTM) GWP was $10M. Other includes GWP from certain niches that are no longer part of our ongoing business. All GWP from exited niches are included in “Other” which consists of ( i ) primary and excess workers’ compensation coverage for Self - Insured Groups (ii) niches exited prior to 2018, many with a concentration in commercial auto, (iii) certain fronting arrangements in which all premium written is ceded to a third party, (iv) participati on in industry pools, and (v) emerging new business customer segments. Rating A - (Excellent) by A.M.Best Niches 40+ (as of 1Q 2020) Customer Segments 8 (as of 1Q 2020) • Specialty Property & Casualty Insurer • Founded in 2009 • Headquartered in Morristown, NJ • Publicly traded on the NYSE under ticker symbol “PROS” We are PROS Adjusted Operating ROE 1 (TTM) 11.0% Combined Ratio 2 (TTM) 97.9% (61.8% LR | 36.1% ER) Annual Gross Written Premium (TTM) 3 $916M

The ProSight Story Who we are, where we’ve been, and how we make a difference

5 We are experts that focus on and specialize in niches. Our focus on alignment by customer niche is how we make a difference • Our team - oriented, high - performance culture is built around supporting our customers • Focus on customer niches: refined homogeneous groups of customers with limited fragmentation • Differentiate through innovative products, services and third - party solutions • Our underwriting expertise helps drive our profitability • We strive to provide the best customer experience in the business — coupling technology with a human touch • Partner with expert, limited distribution and institutionalize those relationships OUR FOUNDING PRINCIPLES ProSight was built on the foundation that insurers can, and should, provide valuable solutions to customers — solutions that truly address their unique business needs. What we BELIEVE • Our structure and expertise around the customer niche enable us to create solutions for our customers that help their business thrive • We deliver our offerings through limited and expert distribution partners specific to each customer niche • Our agility, profit - first underwriting philosophy, and disciplined approach to growth contribute to our financial strength What we DO We are PROS Our Story

6 Our Executive Team A leadership team with deep expertise built from decades of experience.

7 Our History 2009 Founded by Joe Beneducci, CEO Larry Hannon, COO Bob Bailey, CUO 2010 Goldman Sachs & TPG Invest Funds in ProSight Acquired NYMagic for $230M 2011 GWP Surpasses $200M 2011 ProSight Opens Glendale CA Office 2013 GWP Surpasses $500M 2014 Featured on Inc. 5000 List of Fastest - Growing Private Companies 2015 GWP Surpasses $750M 2017 GWP Surpasses $830M 2019 Larry Hannon Named CEO & President 2010 ProSight Opens Morristown NJ Office 2016 ProSight Online for Customers Launches 2017 ProSight Launches Direct Bill for Customers 2013 ProSight Premiere Policy Launches 2019 ProSight Completion of IPO under ticker “PROS” 2019 ProSight Opens Ft. Lauderdale FL Office 2011 ProSight Opens New York NY Office 2012 GWP Surpasses $350M

Business Execution Designed around the customer to deliver results

Niche-Focused Specialty Insurer

Diversified portfolio with 8 customer segments and over 40 specialty niches[1].

Media & Entertainment
$126 Million

- Film
- Live Entertainment

Transportation
$103 Million

- Charter Bus
- School Bus
- Intermodal Transportation
- Taxis

Sports
$32 Million

- Motor Sports
- Sports
- Country Clubs
- **Aquatic Recreation (NEW)[3]**

Real Estate
$172 Million

- Builders Risk
- Hotels
- MetroBuilders
- Residential
- Manufactured Housing
- Property Managers
- **Self Storage (NEW)[3]**



14%
13%
15%
12%
13%
19%
3%
11%

GWP: $916M[2]
(trailing twelve months)

Construction
$119 Million

- Cranes
- Scaffolding
- Marine Contractors
- Construction Managers
- Federal Contractors
- Luxury Home Builders
- Specialty Trade Contractors

Consumer Services
$137 Million

- Auto Dealers
- Franchise Equipment Dealers
- Professional Employer Organizations
- Social Services
- **Parking Facilities (NEW)[3]**
- **Snow & Ice Mgmt (NEW)[3]**
- **Animal Welfare (NEW)[3]**

Marine & Energy
$108 Million

- Ocean Marine
- Solar Contractors
- Petroleum Services
- Propane & Fuel Dealers

Professional Services
$119 Million

- Accountants
- Credit Unions
- Customs Brokers
- Lawyers
- Pest Control
- **Funeral Homes (NEW)[3]**

[1] As of March 31, 2020.
[2] Excludes other. Other 1Q 2020 (TTM) GWP was $10.3M.
[3] New niches added within preceding 4 quarters.

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Flexible Distribution Model

We can reach the customer in various ways: MGUs, retailers, wholesalers, and direct.

Customers → Limited & Preferred Distribution Partners



Retail
35%
Wholesale
14%
MGU
51%

[Breakdown of GWP (%)]

- 17 niches[1]
- Focused, agency contracts appointed for 1 niche
- Joint marketing to build brand awareness
- ProSight maintains all underwriting authority

- 3 niches[1]
- ProSight maintains all underwriting authority
- Aggregation play consistent with customer behavior

- 21 niches[1] with 13 MGUs
- Each provides exclusivity of some kind
- IP is mutually shared while appointed
- ProSight maintains parameters and determines guidelines around all claims
- ProSight controls underwriting guidelines and reinsurance purchasing

Key Model Highlights

- No channel conflict
- ~100 total distribution partners
- > 70% GWP on exclusive basis
- Ability to write business direct

NOTE: Percentages are based on existing customer segment GWP.
[1] TTM as of March 31, 2020.

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11 Careful Exposure Management • Publicly Traded D&O • Medical Malpractice • Mortgage Insurance • Accident & Health • Travel Insurance We do not write • Event Cancellation • Opioid Manufacturers or Distributors • Personal Lines • Hospitals • Nursing Homes Workers’ comp book has minimal exposure to healthcare and first responders. “Each of our niches is run like a single purpose underwriting organization working through a dedicated and limited distribution partnership, such that we see market dynamics very clearly and very differently through that lens." — Bob Bailey, Chief Underwriting & Risk Officer 1 Policy information based off 2019 data. Excludes workers’ comp and surety. Policies with gross limits of $2M or less 85% 1

Customer Experience Built for Today

Designed for what our customers need.

Claims Reporting	**Strive to provide best-in-class service** • **Rapid Emergency Response:** On hand expert emergency service sent to mitigate damage • **Digital Claims Submission:** Fast and simple incident reporting from any device
24 / 7 Portal Access	**Our systems are built to be accessible** • **ProSight Online:** Powerful online customer portal for insureds and partners • **ProSight Premiere:** Fully custom policy administration & billing system
Contact Center	**There to help our customers** • **Over 99%** "Awesome / Good" customer experience rating[1] • **Unscripted Support**—licensed, real and ready to help

Real Testimonials

Our goal is to provide our insureds and partners with the best service possible.

"I expect and always receive outstanding service from ProSight Claims, but this was easy, seamless, and better than outstanding! Thank you!"

— **Claire B,** Partner

"We are thrilled with the updates you've made to your systems. We feel like this will cut down on a lot of our follow-ups to the insureds after they submit a loss."

— **Stephanie B,** Partner

"Every time I call ProSight, it is a wonderful experience; from the patience they offer to answering all of my questions to the enthusiasm they have over the phone."

—**Armani L,** Partner

[1]92% "Awesome" rating and 7% "Good" rating based on 2019 Qualtrics Survey Data.

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SYSTEMS INCLUDE 13 Innovative Proprietary Technology Platform Developed by us, for us, with the customer experience in mind • Modern, scalable, and digitally - enabled technology platform that simplifies and improves the insurance buying process and user experience, while allowing us to better manage our business. • Utilize cutting - edge systems: We employ a single policy administration/billing system, incident - reporting system, and reinsurance system • Proprietary dashboards deliver insight for day - to - day business decisions on a real - time basis • Strong mobile development capabilities allow customers and agents to interact with us easily and efficiently Customer Focused ProSight Online Customer Policy Access Digital Claims Submission Submit From Any Device ProSight API Application Programming Interface ProSight Direct Direct - to - Customer Platform Underwriting / Operational ProSight Premiere Policy Administration & Billing ClimberPortal Employee Training & Development PATI ProSight Artificial Textual Intelligence Chatbot ProSight Climber GPS Financial Monitoring & Reporting “ProSight's technology, operational platform and agile workforce allowed us to successfully transition to a 100% remote work environment within days of the initial impact of COVID - 19.” — Darryl Siry, Chief Technology & Operations Officer

14 “We constantly evaluate our underwriting portfolio to ensure it is best positioned for long - term profitability.” — Larry Hannon, CEO & President

Profitable Underwriting

We focus on profitable underwriting, including loss ratio stability and a goal of expense ratio improvement

- Inception-to-date (2011 to 2020) GAAP loss ratio of 63.7% for all business and 61.4% for existing customer segments
- Selective entry (and exit) of niches is a part of our underwriting strategy
- Purposeful historical low catastrophic loss exposure[1]—since 2011, catastrophic losses[1] have averaged less than 1.0 basis point.
- ProSight expects 200 basis points of expense ratio improvement from 2019 by YE 2022

Loss Ratio


Calendar Year Loss Ratio
Accident Year Loss Ratio
Catastrophic Loss
63.9%
61.0%
1.3%
59.6%
60.3%
0.5%
61.4%
61.6%
0.4%
60.5%
60.7%
0.0%
62.0%
61.9%
0.0%
2017
2018
2019
3M19
3M20

Diversified by Line of Business[3]

86% - Casualty[3]
14% - Property[3]

80% - Admitted[3]
20% - Non-Admitted (E&S)[3]


Umbrella 6%
General Liability 32%
Prof. Liability 5%
Property 14%
Commercial Auto 22%
Primary Workers Comp 13%
Misc. Lines 8%

Expense Ratio[2]


34.9%
37.0%
36.6%
37.7%
35.8%
2017
2018
2019
3M19
3M20

[1]Catastrophe losses and LAE are any one claim, or group of claims, equal or greater than $1M related to a single PCS® designated catastrophe event.
[2]Expense ratio shown is Adjusted Expense Ratio. See "Factors Affecting our Results of Operations (WAQS)" in the Appendix.
[3]GWP shown as TTM.

NOTE: Loss Ratios as presented, adjusted for Whole Account Quota Share, except where otherwise noted. See "Factors Affecting our Results of Operations (WAQS)" in the Appendix.

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$73.4 $101.9 $118.0 $94.4 $107.1 $133.7 $79.3 $83.1 $94.7 $114.4 $119.9 $125.0 $112.6 $110.5 $119.3 $132.0 $132.7 $167.6 $22.2 $23.6 $30.0 $ 85.1 $ 92.2 $ 112.1 2017 2018 2019 Transportation Sports Real Estate Professional Services Media and Entertainment Marine and Energy Consumer Services Construction $713.4M 1 $771.0M 1 16 Strong Premium Growth 1 Existing customer segment only; actual GWP are $836M for 2017, $895M for 2018, and $968m for 2019; $256m for 1Q19 and $214m f or 1Q20. 2 CAGR for actual GWP from 2017 to 2019 is 7.6%. Growth for actual GWP 3M2019 to 3M2020 is (16.4%). Future growth within any niche or customer segment considers profitability first . ProSight employs a rigorous process to identify if/when growth is justified and react quickly once a decision is made. Growth in Existing Niches New Customer Segments New Niches in Existing Customer Segments WE GROW IN THREE WAYS: Existing Customer Segments Only $900.4M 1 $23.3 $24.5 $27.5 $30.6 $19.8 $32.8 $29.7 $30.5 $29.6 $29.7 $28.7 $33.2 $7.8 $9.5 $ 30.7 $ 21.5 3M19 3M20 $197.1M 1 $212.3M 1

Balance Sheet Highlights

18 Diversified & Liquid Investment Portfolio • $2.2 billion conservatively managed investment portfolio • No common stocks, private equity, CLO equity or venture capital • CLO and CMBS allocation average rating AA with no securities below single A • Floating rate allocation 16% • TTM investment yield of 3.0% • Portfolio duration of 4.1 years vs. loss reserve duration of 5.2 years Fixed Income Securities 93.1% Short - term Investments 0.9% Cash and Cash Equivalents 2.4% Commercial Levered Loans 0.6% Limited Partnerships and LLCs 3.0% U.S. Gov't & Gov't Agency 3.6% Corporate Securities 65.0% Municipals 5.0% ABS 2.3% CLO 7.9% CMBS 4.7% RMBS 11.5% A 32.6% AA 21.6% AAA 9.4% BBB 25.6% Below BBB/ Not Rated 10.8% 36.2 56.0 68.9 2017 2018 2019 NOTE: All financial information as of March 31, 2020, unless otherwise noted. Maximizing investment income while minimizing volatility Net Investment Income ($ in millions) Investment Portfolio Composition Fixed Income Securities (by type) Fixed Income Securities (by rating) NOTE: ProSight outsources investment management to leading 3 rd - party fixed income managers. 1Q19 1Q20 17.2 8.8

39% 15% 23% 2% 3% 6% 12% General Liability Commercial Auto Excess WC Property Misc Lines Prof Liability Primary WC Net Loss Reserve Detail at 1Q20 ($ in millions) 19 Prudent Loss Reserve Position Sound loss reserve position • Total net loss reserves of $1.4 billion • Exited niches excluding Excess Workers’ Compensation business ($32.0M of net loss reserves) and A&E exposures ($12.8M of net loss reserves) are not significant to aggregate reserves • Duration of loss reserves: 5.2 years Net Loss Reserves by Line of Business (%) Net Reserve Development 2Q18 - 1Q20 (fav / (unfav) %) NOTE: All financial information as of March 31, 2020, unless otherwise noted. ** The ratio above represents development over NEP for the quarter 0.8% 0.8% 0.5% 0.2% 2.4% - 1.9% 0.0% - 0.1% 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 Chart Title 1388.9 32 .0 24.2 12.8 Total Net Loss Reserves Exited Niches UK Exposure A&E Exposures

20 Disclaimer Important Notice This presentation contains forward - looking statements. Forward - looking statements include statements relating to future developm ents in our business or expectations for our future financial performance and any statement not involving a historical fact. Forward - looking statements use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “should,” “seek,” and other words and term s o f similar meaning. Forward - looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our c ontrol. We caution you that forward - looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes may differ materially from those made in or suggested by the forward - looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, ar e consistent with the forward - looking statements contained in this presentation, those results or developments may not be indicative of resul ts or developments in subsequent periods. New factors emerge from time to time that may cause our business not to develop as we exp ect , and it is not possible for us to predict all of them. For a discussion of some of the risks and important factors that could affect ou r future results and financial conditions, see our filings with the U.S. Securities and Exchange Commission, including, but not limited to, the ri sks and uncertainties included under the caption “Risk Factors”. Except as required by law, we undertake no obligation to publicly u pda te any forward - looking statements, whether as a result of new information, future events or otherwise. Presentation of Financial Information This presentation includes certain “non - GAAP” financial measures that either exclude or include amounts that are not excluded or included in the most directly comparable measures calculated and presented in accordance with generally accepted accounting principles in th e United States (“GAAP”). The non - GAAP financial measures used in this presentation are adjusted operating income, adjusted operating ret urn on equity, and adjusted loss ratio. These non - GAAP financial measures should not be considered in isolation or viewed as a substit ute for their most directly comparable GAAP figures. Other companies may calculate such non - GAAP financial measures differently. Accordingly, these measures may not be comparable to similarly titled measures of other companies. See the Appendix for a reconciliation of thes e n on - GAAP financial measures to the most comparable GAAP figures.

Appendix 1Q 2020

22 Contacts Corporate Headquarters 412 Mt. Kemble Avenue, Suite 300C Morristown, NJ 07960 973 - 532 - 1900 Investor Relations Jeff Arricale 973 - 532 - 1710 jarricale@prosightspecialty.com Media & Public Relations Joe Hathaway 973 - 532 - 1706 jhathaway@prosightspecialty.com

Balance Sheet

	Unaudited	December 31			
	March 31 2020	2019	2018 *(as restated)*	2017 *(as restated)*	2016 *(as restated)*
Assets					
Investments:					
Fixed maturity securities, available-for-sale at fair value	$ 2,002,420	$ 2,040,682	$ 1,693,382	$ 1,484,431	$ 1,222,234
Commercial levered loans at amortized cost	13,725	14,069	16,915	24,500	29,834
Non-redeemable preferred stock securities at fair value	11,378				
Limited partnerships and limited liability companies at fair value	65,011	66,660	53,432	41,603	33,383
Short-term investments	19,229	43,873	36,661	4,223	44,922
Total investments	2,111,763	2,165,284	1,800,390	1,554,757	1,330,373
Cash and cash equivalents	43,141	17,284	22,279	59,397	75,211
Restricted cash	8,786	10,213	7,621	18,475	–
Accrued investment income	13,812	13,610	12,279	9,409	5,353
Premiums and other receivables, net	156,241	190,004	200,347	184,334	168,378
Reinsurance receivables paid	4,876	3,481	12,428	17,220	28,876
Reinsurance receivables unpaid	156,866	193,952	185,295	201,156	176,651
Deferred policy acquisition costs	99,842	98,812	93,613	60,759	76,572
Prepaid reinsurance premiums	40,383	42,861	44,626	122,950	30,896
Net deferred income taxes	20,598	4,803	33,239	37,068	76,784
Goodwill and net Intangible assets	29,181	29,189	29,219	29,249	29,745
Fixed assets and capitalized software, net	36,313	37,167	39,001	37,834	33,068
Funds withheld related to sale of affiliate	19,529	19,453	19,397	26,988	–
Other assets	21,615	29,537	57,653	37,159	24,765
Assets of discontinued operations	23,342	21,584	19,719	12,697	194,831
Total assets	$ 2,786,288	$ 2,877,234	$ 2,577,106	$ 2,409,452	$ 2,251,503
Liabilities					
Unpaid losses and loss adjustment expenses	$ 1,545,799	$ 1,521,648	$ 1,396,812	$ 1,258,237	$ 1,166,619
Reserve for unearned premiums	468,486	483,223	435,933	395,432	354,828
Ceded reinsurance payable	13,148	17,768	13,281	18,448	2,816
Notes payable, net of debt issuance costs	164,778	164,693	182,355	164,017	163,678
Funds held under reinsurance agreements	23,374	58,855	63,165	112,260	20,589
Other liabilities	48,843	56,438	73,474	71,014	21,522
Liabilities of discontinued operations	33,758	31,578	22,256	14,061	140,796
Total liabilities	2,298,186	2,334,203	2,187,276	2,033,469	1,870,848
Shareholders' equity					
Common stock, $0.01 par value	433	431	389	389	389
Paid-in capital	661,203	661,761	607,589	606,672	555,589
Accumulated other comprehensive income (loss), net of taxes	(23,988)	37,453	(22,315)	19,298	29,482
Retained deficit	(149,346)	(156,414)	(195,304)	(249,847)	(204,271)
Treasury shares - at cost (12,920 shares)	(200)	(200)	(200)	(200)	(200)
Total shareholders' equity	488,102	543,031	389,830	375,983	380,655
Total liabilities and shareholders' equity	$ 2,786,288	$ 2,877,234	$ 2,577,106	$ 2,409,452	$ 2,251,503

Note: For informational purposes only and should be read in conjunction with documents filed by ProSight Global, Inc. with the Securities and Exchange Commission, including the most recent prospectus on Form S-1 and Quarterly Reports on Form 10-Q.

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Income Statement

	Unaudited						
	Trailing Twelve Months Ended March 31	Three Months Ended March 31		Year Ended December 31			
	2020	2020	2019	2019	2018	2017	2016
Revenues:							
Net premiums earned	$ 817,908	$ 205,662	$ 195,608	$ 807,854	$ 730,785	$ 609,786	$ 675,778
Net investment income	60,554	8,815	17,158	68,897	55,971	36,196	28,052
Realized investment gains (losses), net	889	232	113	770	(1,557)	4,204	(6,147)
Other income, net	557	112	93	538	673	853	1,057
Total revenues	879,908	214,821	212,972	878,059	785,872	651,039	698,740
Expenses:							
Net losses and loss adjustment expenses incurred	510,249	127,557	118,333	501,025	434,830	393,741	489,464
Policy acquisition expenses	185,184	46,986	46,573	184,771	171,429	126,023	152,923
General and administrative expenses	105,129	26,637	27,194	105,686	100,118	87,821	88,950
Interest expense	12,538	3,105	3,362	12,795	12,377	12,125	12,125
Other expense	17,888	1,737	–	16,151	–	–	–
Total expenses	830,988	206,022	195,462	820,428	718,754	619,710	743,462
Income (loss) from continuing operations before income taxes	48,920	8,799	17,510	57,631	67,118	31,329	(44,722)
Income tax provision:							
Current	1,305	1,631	141	(185)	(853)	864	99
Deferred	9,005	357	3,674	12,322	14,242	37,369	(24,087)
Total income (loss) tax expense (benefit)	10,310	1,988	3,815	12,137	13,389	38,233	(23,988)
Income (loss) from continuing operations	38,610	6,811	13,695	45,494	53,729	(6,904)	(20,734)
Discontinued operations:							
Income (loss) from discontinued operations	(6,092)	257	(255)	$ (6,604)	$ 814	(37,089)	(79,594)
Net Income(loss)	$ 32,518	$ 7,068	$ 13,440	$ 38,890	$ 54,543	$ (43,993)	$ (100,328)

NOTE: Quarterly income statement reported, not audited.

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25 Non - GAAP Reconciliation NOTE: Quarterly income statement reported, not audited. Unaudited 2019 2018 2017 2016 Net income (loss) from continuing operations 45,494$ 53,729$ (6,904)$ (20,734)$ Income tax expense (benefit) 12,137 13,389 38,233 (23,988) Income (loss) before taxes 57,631 67,118 31,328 (44,722) Other Expense 16,151 - - - Net investment gains/(losses) (770) 1,557 (4,204) 6,147 Adjusted operating income/(loss) before taxes 73,012 68,675 27,124 (38,575) Less: income tax expense on adjusted operating income 15,376 13,389 13,133 (23,988) Adjusted operating income 57,636 55,286 13,991 (14,587) December 31 Trailing Twelve Months Ended March 31 2020 2020 2019 Net income (loss) from continuing operations 38,610$ 6,811$ 13,695$ Income tax expense (benefit) 10,310 1,988 3,815 Income (loss) before taxes 48,920 8,799 17,510 Other Expense 17,888 1,737 - Net investment gains/(losses) (889) (232) (113) Adjusted operating income before taxes 65,919 10,304 17,397 Less: income tax expense on adjusted operating income 13,889 2,328 3,815 Adjusted operating income 52,030$ 7,976$ 13,582$ Three Months Ended March 31

Supplementary Underwriting Information

Unaudited

	Trailing Twelve Months Ended March 31	Three Months Ended March 31		Year Ended December 31			
	2020	2020	2019	2019	2018	2017	2016
Gross written premiums	$ 925,957	$ 213,784	$ 255,838	$ 968,011	$ 895,112	$ 836,334	$ 771,995
Net written premiums	832,421	190,183	209,902	852,140	850,074	560,286	686,683
Net premiums earned	817,908	205,662	195,608	807,854	730,785	609,786	675,778
Net losses and loss adjustment expenses	510,249	127,557	118,333	501,025	434,830	393,741	489,464
Catastrophe loss and loss adjustment expenses	3,000	–	–	3,000	3,560	8,865	7,938
Unfavorable/(favorable) prior period reserve development	3,747	198	(395)	3,154	(5,071)	20,319	60,082
Underwriting, acquisition and inurance expenses	290,313	73,623	73,767	290,457	271,547	213,844	241,873
Policy acquisition expenses	185,184	46,986	46,573	184,771	171,429	126,023	152,923
General and administrative expenses	105,129	26,637	27,194	105,686	100,118	87,821	88,950
Underwriting Income	$ 17,346	$ 4,482	$ 3,508	$ 16,372	$ 24,409	$ 2,201	$ (55,559)
Underwriting Ratios							
Ex-CAT current accident year loss and LAE ratio	61.6%	61.9%	60.7%	61.2%	59.7%	59.8%	62.4%
Catastrophe loss and LAE ratio	0.4%	0.0%	0.0%	0.4%	0.5%	1.5%	1.2%
Unfavorable/(favorable) prior period reserve development ratio	0.5%	0.1%	-0.2%	0.4%	-0.7%	3.3%	8.9%
Loss and LAE ratio	62.4%	62.0%	60.5%	62.0%	59.5%	64.6%	72.4%
Policy acquisition expense ratio	22.6%	22.8%	23.8%	22.9%	23.8%	22.5%	22.6%
General and adminstrative expense ratio	12.9%	13.0%	13.9%	13.1%	13.4%	12.6%	13.2%
Expense Ratio	35.5%	35.8%	37.7%	36.0%	37.2%	35.1%	35.8%
Combined Ratio	97.9%	97.8%	98.2%	98.0%	96.7%	99.7%	108.2%
Adjusted Underwriting Ratios							
Ex-CAT current accident year loss and LAE ratio	61.0%	61.9%	60.7%	61.2%	59.8%	60.6%	63.5%
Catastrophe loss and LAE ratio	0.4%	0.0%	0.0%	0.4%	0.5%	0.0%	0.0%
Unfavorable/(favorable) prior period reserve development ratio	0.5%	0.1%	-0.2%	-0.2%	-0.7%	3.3%	8.9%
Adjusted Loss and LAE ratio	61.8%	62.0%	60.5%	61.4%	59.6%	63.9%	72.4%
Policy acquisition expense ratio	23.2%	22.8%	23.8%	23.5%	23.6%	22.3%	22.6%
General and adminstrative expense ratio	12.9%	13.0%	13.9%	13.1%	13.4%	12.6%	13.2%
Adjusted Expense Ratio	36.1%	35.8%	37.7%	36.6%	37.0%	34.9%	35.8%
Adjusted Combined Ratio	97.9%	97.8%	98.2%	98.0%	96.6%	98.8%	108.2%

NOTE: Quarterly income statement reported, not audited.

ProSight
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27 Factors Impacting the Results of Operations (WAQS) NOTE: Quarterly income statement reported, not audited. Unaudited Trailing Twelve Months Ended March 31 2020 2020 2019 2019 2018 2017 2016 Gross written premiums –$ –$ –$ –$ –$ –$ –$ Ceded written premiums 3 – – 3 58,857 (160,779) – Net written premiums 3 – – 3 58,857 (160,779) – Net premiums earned 3 - – 3 (14,560) (87,362) – Net losses and LAE 4,746 – – 4,746 (9,514) (51,897) – Underwriting, acquisition and insurance expenses (4,743) – – (4,743) (3,955) (29,560) – Underwriting income (loss) – – – – (1,091) (5,905) – Adjustment to loss and LAE ratio -0.6% 0% 0% -0.6% 0.1% -0.7% 0.0% Adjustment to expense ratio 0.6% 0% 0% 0.6% -0.2% -0.2% 0.0% Adjustment to combined ratio 0.0% 0% 0% 0.0% -0.1% -0.9% 0.0% Adjusted loss and LAE ratio 61.8% 62.0% 60.5% 61.4% 59.6% 63.9% 72.4% Adjusted expense ratio 36.1% 35.8% 37.7% 36.6% 37.0% 34.9% 35.8% Adjusted combined ratio 97.9% 97.8% 98.2% 98.0% 96.6% 98.8% 108.2% Three Months Ended March 31 Year Ended December 31

Share & Per Share Information

	Unaudited					
	Three Months Ended March 31		Year Ended December 31			
	2020	2019	2019	2018	2017	2016
Shares Outstanding	43,342	38,851	43,058	38,851	38,743	35,453
Fully Diluted Shares Outstanding	45,501	39,455	45,197	39,455	39,441	36,083
Book Value Per Share(2)	$ 11.26	$ 10.99	$ 12.61	$ 10.03	$ 9.70	$ 10.74
Book Value Per Share (Fully Diluted)(2)	$ 10.73	$ 10.82	$ 12.01	$ 9.88	$ 9.53	$ 10.55
Tangible Book Value Per Share(2)	$ 10.59	$ 10.24	$ 11.93	$ 9.28	$ 8.95	$ 9.90
Tangible Book Value Per Share (Fully Diluted)(2)	$ 10.09	$ 10.08	$ 11.37	$ 9.14	$ 8.79	$ 9.72
Weighted Average Basic Shares Outstanding	43,910	38,851	41,095	38,753	37,555	35,376
Weighted Average Diluted Shares Outstanding	44,274	39,455	41,523	39,441	37,555	35,376
Earnings per Share - Basic:						
Net income from continuing operations	$ 0.16	$ 0.35	$ 1.11	$ 1.39	$ (0.18)	$ (0.59)
Adjusted operating income(3)	$ 0.18	$ 0.35	$ 1.40	$ 1.43	$ 0.37	$ (0.41)
Earnings per Share - Diluted:						
Net income from continuing operations	$ 0.15	$ 0.35	$ 1.10	$ 1.36	$ (0.18)	$ (0.59)
Adjusted operating income(3)	$ 0.18	$ 0.34	$ 1.39	$ 1.40	$ 0.37	$ (0.41)
Adjusted operating return on equity (ROE)(3)	6.2%	13.3%	12.4%	14.4%	3.7%	-3.6%
Adjusted operating return on tangible equity (ROTE)(3)	6.6%	14.3%	13.2%	15.6%	4.0%	-3.8%

NOTE: Quarterly income statement reported, not audited.

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Gross Written Premium by Segment 29 NOTE: Quarterly reported, not audited. Unaudited Trailing Twelve Months Ended March 31 (in $000s) 2020 2020 2019 2019 2018 Customer Segment Construction 119,184$ 24,515$ 23,248$ 117,918$ 101,946$ Consumer Services 136,764 30,568 27,485 133,682 107,086 Marine and Energy 107,678 32,790 19,812 94,700 83,104 Media and Entertainment 125,725 30,467 29,692 124,950 119,925 Professional Services 119,462 29,698 29,562 119,326 110,546 Real Estate 172,115 33,215 28,735 167,635 132,652 Sports 31,794 9,565 7,850 30,079 23,590 Transportation 102,902 21,468 30,757 112,191 92,169 Customer Segment Subtotal 915,624$ 212,284$ 197,142$ 900,481$ 771,019$ Other 10,334 1,500 58,696 67,530 124,093 Total 925,958$ 213,784$ 255,838$ 968,011$ 895,112$ Three Months Ended March 31 Year Ended December 31